UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

LivaNova PLC (the “Company”) held its 2025 Annual General Meeting of shareholders (the “AGM”) on June 11, 2025. At the AGM, the Company’s shareholders approved the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan (the “Second A&R 2022 Plan”) and the LivaNova PLC 2025 Director Incentive Award Plan (the “2025 Director Incentive Plan”). Both the Second A&R 2022 Plan and the 2025 Director Incentive Plan were previously approved by the Company’s Board of Directors on April 23, 2025, subject to shareholder approval.

The Second A&R 2022 Plan provides for an aggregate of 2,200,000 shares that can be issued pursuant to awards granted on or after the date on which the Second A&R 2022 Plan is approved by the Company’s shareholders. The other terms of the Second A&R 2022 Plan, including its expiration date, remain unchanged.

The 2025 Director Incentive Plan provides equity-based compensation to non-executive directors by making available a total of 300,000 shares for awards. The 2025 Director Incentive Plan is intended to be the successor to the LivaNova PLC 2015 Incentive Award Plan (the “2015 Plan”). No further awards may be made under the 2015 Plan, although any outstanding awards under the 2015 Plan will continue to remain in full force and effect.

The material terms of the Second A&R 2022 Plan and the 2025 Director Incentive Plan are described in the Company’s definitive Proxy Statement, dated April 30, 2025 (the “2025 Proxy Statement”), under the heading “Proposal 4 — Approval of the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan” and “Proposal 5 — Approval of the LivaNova PLC 2025 Director Incentive Award Plan”, which descriptions are incorporated herein by reference. The descriptions of the Second A&R 2022 Plan and the 2025 Director Incentive Plan contained herein and in the 2025 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Second A&R 2022 Plan and the 2025 Director Incentive Plan, copies of which are filed respectively hereto as Exhibits 10.1 and 10.5 and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

A total of 46,359,157 of the Company’s ordinary shares, representing approximately 83.59% of the shares outstanding and eligible to vote and constituting a quorum, were represented virtually or by proxy at the AGM.

At the AGM, LivaNova’s shareholders considered 12 proposals as more fully described in the 2025 Proxy Statement, and as summarized below. Each of the resolutions 1-12 was adopted. The number of votes for and against, as well as the number of abstentions and broker non-votes are set forth below.

1. Ordinary resolution to elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2026:

Mr. J. Christopher Barry

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,229,346	276,780	18,197	1,834,834

Mr. Francesco Bianchi

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,458,030	50,117	16,176	1,834,834

Ms. Stacy Enxing Seng

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,156,805	353,401	14,117	1,834,834

Mr. William A. Kozy

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,497,399	10,785	16,139	1,834,834

Mr. Vladimir Makatsaria

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,492,410	16,116	15,797	1,834,834

Dr. Sharon O'Kane

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,184,853	323,673	15,797	1,834,834

Ms. Susan Podlogar

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,488,004	20,180	16,139	1,834,834

Mr. Todd Schermerhorn

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,484,800	21,226	18,297	1,834,834

Ms. Brooke Story

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,228,197	247,034	49,092	1,834,834

Mr. Peter Wilver

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,475,832	30,291	18,200	1,834,834

2.    Ordinary resolution to approve, on an advisory basis, the Company’s compensation of its named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

43,157,281	1,352,691	14,351	1,834,834

3.    Ordinary resolution to ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm for 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

46,324,106	16,053	18,998	—

4.    Ordinary resolution to approve the Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

43,306,724	1,200,919	16,680	1,834,834

5.     Ordinary resolution to approve the LivaNova PLC 2025 Director Incentive Award Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,032,808	488,643	2,872	1,834,834

6. Ordinary resolution to generally and unconditionally authorize the directors, for purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £10,904,831, provided that:

(A)     (unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired, and

(B)     this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,827,909	519,424	11,824	—

7. Special Resolution subject to the passing of resolution 6 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 6, and/or to sell ordinary shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash up to an aggregate nominal amount of £10,904,831, provided that:

(A)     (unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)     this power replaces (except for any power conferred by resolution 6) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

45,668,650	677,651	12,856	—

8.    Ordinary resolution to approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report for the period ended December 31, 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

43,359,077	1,145,557	19,689	1,834,834

9.    Ordinary resolution to approve the directors’ remuneration policy contained in the directors’ remuneration report as set forth in the UK Annual Report for the period ended December 31, 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

43,907,870	597,270	19,183	1,834,834

10.     Ordinary resolution to receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2024, together with the reports of the directors and auditors thereon.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

44,379,313	5,365	139,645	1,834,834

11.    Ordinary resolution to re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as the Company’s UK statutory auditor for 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

46,327,368	17,718	14,071	—

12. Ordinary resolution to authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

46,297,512	39,510	22,135	—

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

10.1	Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan
10.2	Form of Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan Stock Appreciation Right Grant Notice and Agreement
10.3	Form of Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan Restricted Stock Unit Award Grant Notice and Agreement
10.4	Form of Second Amended and Restated LivaNova PLC 2022 Incentive Award Plan Performance Stock Unit Award Grant Notice and Agreement
10.5	LivaNova PLC 2025 Director Incentive Award Plan
10.6	Form of LivaNova PLC 2025 Director Incentive Award Plan Restricted Stock Unit Award Grant Notice and Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: June 11, 2025	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer